Exhibit 10.12

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JULY 3, 2018.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUED UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION SUNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE ‘GOOD DELIVERY,’ MAY BE OBTAINED FROM THE CORPORATION OR ITS REPRESENTATIVE UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY JS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATIONS UNDER THE U.S. SECURITIES ACT.

NO. CSW -	Warrants

TO PURCHASE COMMON SHARES OF

MPX Bioceutical Corporation

(incorporated under the Business Corporations Act (Ontario))

THIS WARRANT IS NON-TRANSFERABLE

THIS IS TO CERTIFY THAT, for value received,                (the “Holder”), is entitled to purchase one fully paid and non-assessable common shares (the “Shares”) of MPX Bioceutical Corporation (the “Corporation”) for each share purchase warrant (the “Warrant”) represented hereby, at any time up to 4:00 pm (Toronto time) on March 2, 2023, at an exercise price of CADS0.67 per Share, all upon and subject to the terms and conditions attached hereto.

On March• 2. 2023 this Warrant will expire.

This Warrant may be exercised by delivery of written notice of exercise by the Holder to the Corporation at the offices of the Corporation at 5255 Yonge Street, Suite 701, Toronto, Ontario, M2N 6P4.

This Warrant is being issued pursuant to that Limited Liability Membership Interest and Asset Purchase Agreement dated and effective as of March 2, 2018 by and among Cindy Abbott, William Abbott, Jason Kaplan, Eric Nauhaus, Dan Hayden, Carbon Management, Inc., a Wyoming corporation, Hot Springs Management, Inc., a Wyoming corporation, Pershing Management, Inc., a Wyoming corporation and Rose Garden Holding, LLC, on one hand and COX Life Sciences, Inc., on the other hand (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to it in the Agreement.

IN WITNESS WHEREOF the Corporation has caused this Warrant to be executed by an authorized officer.

DATED on March 2, 2018.

MPX BIOCEUTICAL CORPORATION

TERMS AND CONDITIONS. This Warrant is issued subject to the terms and conditions for the time being governing the holding of Warrant in the Corporation.

A copy of the Terms and Conditions is attached hereto.

SUBSCRIPTION FORM

(one warrant is required to subscribe for each common share)

TO:	MPX BIOCEUTICAL CORPORATION 5255 YONGE STREET, SUITE 701 TORONTO, ONTARIO M2N6P4 ATTN: PRESIDENT

The holder of this Warrant subscribes for _______________ Shares of MPX Bioceutical Corporation. at a price of CAD$0.67 per Share if exercised on or before 4:00 p.m. (Toronto time) on March 2, 2023 (after which this Warrant expires), according to the conditions hereof and herewith makes payment of the purchase price in full for this number of Shares.

The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a)	_______________ the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not exercising the Warrant on behalf of. or for the account or benefit of a U.S. person or person in the United States and did not execute or deliver this exercise form in the United States; OR

(b)	_______________ the undersigned holder has delivered to the Corporation and the Corporation’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon exercise of this Warrant, the issuance of such securities have been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available; OR

(c)	_______________ is the original subscriber of the Warrants and (i) at the time of acquiring the Warrant and also at the time of exercise of the Warrant, is (A) an “accredited investor,” as such term is defined in Rule 501 of Regulation D under the U.S. Securities Act, exercising the Warrant for its own account or the account of an “accredited investor’’ over which it exercises sole investment discretion, or (B) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has had the opportunity to ask questions and receive answers concerning the Corporation and has had access to such information concerning the Corporation as the undersigned deemed necessary or appropriate in connection with its investment decision to accept the Shares for the purposes described herein, (ii) has had access to such current public information concerning the Corporation as it considered necessary in connection with its investment decision, (iii) understands that the Shares have not been registered under the U.S. Securities Act and (iv) agrees to the restrictions on transfer and resale more fully described in the Warrant Certificate.

“United States” and “U.S. person” are as defined by Regulation Sunder the U.S. Securities Act.

The undersigned holder understands that unless Box (A) above is checked, the certificate representing the Common Shares issued upon exercise of the Warrant will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available. A share certificate bearing such a legend may not be considered to be good delivery under the Policies of the Canadian Securities Exchange.

The undersigned hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

Name(s) in Full	Addresses	Number of Shares

(Please print full names in which share certificates are to be issued, stating whether Mr., Mrs., Miss or Ms. If any of the shares are to be issued to a person or persons other than the bearer, the bearer must pay to the Corporation all requisite transfer taxes and/or fees.)

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED

Witness	Signature of Warrant Holder

Please print below your name and address in full.

Mr. /Mrs./ Miss / Ms.	Address

TERMS AND CONDITIONS

attaching to this Warrant

issued by MPX Bioceutical Corporation
On March 2, 2018

I.	INTERPRETATION

1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Business Day” means any day that is not a Saturday, Sunday or statutory holiday in Toronto, Ontario;

(b)	“Closing Date” means March 2, 2018.

(c)	“Corporation” means MPX Bioceutical Corporation (formerly The Canadian Bioceutical Corporation) until a successor corporation becomes such and thereafter “Corporation” will mean such successor corporation;

(d)	“Corporation’s Auditor” means an independent firm of accountants duly appointed as auditor of the Corporation;

(e)	“Director” means a Director of the Corporation for the time being, and reference, without more, to action by the Directors means action by the Directors of the Corporation as a Board, or whenever duly empowered, action by an executive committee of the Board;

(f)	“Exchange” means the Canadian Securities Exchange;

(g)	“herein”, “hereby”, “hereof’ and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression ‘“Section” and “Subsection” followed by a number refer to the specified Section or Subsection of these Terms and Conditions;

(h)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(i)	“Shares” means the common shares in the capital of the Corporation as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(0)	“Warrant Holder” or “Holder” means the holder of this Warrant;

(k)	“Warrant” means this Warrant of the Corporation issued and presently authorized, as set out in Subsection 2.1 hereof and for the time being outstanding;

(I)	words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.2	Interpretation not Affected by Headings

The division of these Terms and Conditions into sections and subsections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.3	Applicable Law

This Warrant will be construed in accordance with the laws of Ontario and the laws of Canada applicable thereto and will be treated in all respects as an Ontario contract.

2.	ISSUE OF WARRANTS

2.1	Issue of Warrants

This Warrant entitling the holders thereof to purchase an aggregate of 30,000 Shares is authorized to be issued by the Corporation.

2.2	Warrant Holder not a Shareholder

The holding of this Warrant will not constitute the holder thereof a shareholder of the Corporation, nor entitle him, her or it to any right or interest in respect thereof except as in this Warrant expressly provided.

2.3	Exchange of Warrant

(a)	With the approval of the Holder, this Warrant in any authorized denomination may, upon compliance with the reasonable requirements of the Corporation, be exchanged for Warrants in any other authorized denomination, of the same series and date of expiry entitling the holder thereof to purchase any equal aggregate number of Shares at the same subscription price and on the same terms as this Warrant so exchanged.

(b)	This Warrant may be exchanged only at the office of the Corporation. Any Warrant tendered for exchange will be surrendered to the Corporation and cancelled.

2.4	Charges for Exchange

On exchange of this Warrant, the Corporation except as otherwise herein provided, may charge a sum not exceeding $10.00 for each new Warrant certificate issued; and payment of such charges and of any transfer taxes or governmental or other charges required to be paid will be made by the party requesting such exchange.

2.5	Issue in Substitution for Lost Warrant

(a)	Subject to Section 2.S(b), in case this Warrant becomes mutilated, lost, destroyed or stolen, the Corporation will issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Corporation.

(b)	The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft will furnish to the Corporation such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Corporation in its reasonable discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Corporation in its reasonable discretion, and will pay the reasonable charges of the Corporation in connection therewith.

3.	OWNERSHIP

3.1	Ownership of Warrants

The Corporation may deem and treat the holder of any Warrant as the absolute owner of such Warrant, for all purposes, and will not be affected by any notice or knowledge to the contrary. The holder of any Warrant will be entitled to the rights evidenced by such Warrant and all persons may act accordingly and the receipt of any such holder for the Shares purchasable pursuant thereto will be a good discharge to the Corporation for the same and the Corporation will not be bound to enquire into the title of any such holder. This Warrant will be non-transferable, except upon the death of any Holder, who is a natural person, in which case this Warrant may transfer to the Holders heirs, successors and/or assigns.

3.2	Notice to Warrant Holders

Unless herein otherwise expressly provided, any notice to be given hereunder to Warrant Holders will be provided directly to the holder thereof at the most recent address provided to the Corporation.

4.	EXERCISE OF WARRANTS

4.1	Method of Exercise of Warrants

The right to purchase Shares conferred by this Warrant may be exercised by the holder of any such Warrants surrendering this Warrant, with a duly completed and executed subscription in the form appended thereto and cash or a certified cheque payable to or to the order of the Corporation, for the purchase price applicable at the time of surrender in respect of the Shares subscribed for in lawful money of Canada to the Corporation’s office at 5255 Yonge Street, Suite 701, Toronto, Ontario, M2N 6P4, Attn: President. Notwithstanding anything else written herein, the Warrant Holder shall submit and ensure the mandatory clearance of its PIF with the Exchange In the event that any Warrant Holder becomes an Insider in relation to the exercise of a Warrant (or for any other reason required by the Exchange).

4.2	Effect of Exercise of Warrants

(a)	Upon surrender and payment as aforesaid the Shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record of such Shares on the date of such surrender and payment, and such Shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)	Within five (5) business days after surrender and payment as aforesaid, the Corporation will forthwith cause to be delivered to the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to this Warrant surrendered.

4.3	Subscription for Less Than Entitlement

The holder of any Warrant may subscribe for and purchase a number of Shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of Shares less than the number which can be purchased pursuant to a Warrant, the holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the Shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4	Warrant for Fractions of Shares

To the extent that the holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrant which in the aggregate entitle the holder to receive a whole number of such Shares.

4.5	Expiration of Warrants

The Warrant is exercisable until 4:00 p.m. (Toronto time) on March 2, 2023. After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6	Exercise Price and Expiry Date

The price per Share which must be paid to exercise a Warrant is CAD$0.67 per Share until 4:00 pm (Toronto time) on March 2, 2023.

4.7	Adjustment of Exercise Price

The exercise price and the number of Shares deliverable upon the exercise of this Warrant will be subject to adjustment in the events and in the manner following:

(a)	if after the Closing Date and whenever the Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of Shares, the exercise price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of Shares deliverable upon the exercise of this Warrant will be increased or decreased proportionately as the case may be;

(b)	in case of any capital reorganization or of any reclassification of the capital of the Corporation or in case of the consolidation, merger or amalgamation of the Corporation with or into any other companies, in either case after the Closing Date, each Warrant will, after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, confer the right to the Holder to ultimately exercise the Warrant as to the number of Shares or other securities or property of the Corporation or of the Corporation resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the holder of the Shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, would have received had all Warrants been exercised by the Holder immediately prior to such capital reorganization, reclassification, consolidation, merger or amalgamation and in any such case, if necessary, appropriate adjustments will be made in the application of the provisions set forth in this Section 4 with respect to the rights and interest thereafter of the holders of this Warrant to the end that the provisions set forth in this Section 4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any Shares or other securities or property thereafter deliverable on the exercise of this Warrant. The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Corporation for the purposes of this Subsection (b) but shall be subject to Subsection (a) above;

(c)	the adjustments provided for in this Subsection in the subscription rights pursuant to this Warrant are cumulative.

4.8	Determination of Adjustments

If any question will at any time arise with respect to the exercise price, such question will be conclusively determined by an independent firm of chartered accountants mutually agreed to in writing between the Corporation and the Warrant Holders and such determined will be binding upon the Corporation and the Warrant Holders. Such independent firm of chartered accountants will have access to all appropriate records.

5.	COVENANTS BY THE CORPORATION

The Corporation will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of purchase provided for herein and in this Warrant should the holders of all this Warrant from time to time outstanding determine to exercise such rights in respect of all Shares which they are or may be entitled to purchase pursuant thereto. This Warrant and an Shares are and will be validly issued by the Corporation to the Holder at the time of such issuance, and all such Shares issued to Holder will be free and clear of all Liens and fully paid and non-assessable at the time of such issuance.

The Corporation shall give the holder at least thirty (30) days’ written notice prior to any consolidation, amalgamation or merger of the Corporation with or into any other corporation or corporations, or a conveyance or transfer of all or substantially all the properties and assets of the Corporation as an entirety, in order to allow the Holder to exercise its right to purchase Shares hereunder and participate in such consolidation, amalgamation or merger of the Corporation with or into any other corporation or corporations, or a conveyance or transfer of all or substantially all the properties and assets of the Corporation as an entirety.

6.	WAIVER OF CERTAIN RIGHTS

6.1	Immunity of Shareholders, etc.

The Warrant Holder hereby waives and releases any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Corporation for the issuance of Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Corporation herein contained.

7.	MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Corporation, may, subject to the provisions of these presents, and it will, when so directed by these presents, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)	making such provisions not inconsistent herewith for the purpose of obtaining a listing or quotation of this Warrant on any stock exchange or house; 1

(b)	making provision for the exchange of Warrants of different denominations, and making any modification in the form of this Warrant, in each case which are consistent with the terms hereunder and which do not affect the substance thereof;

(c)	for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(d)	to evidence any succession of any corporation and the assumption by any successor of the covenants of the Corporation herein and in this Warrant contained as provided hereafter in this Article.

However, notwithstanding the above-written provisions of this section 7.1, no changes or modifications shall be made to the commercial terms of the Warrants, or in any manner which adversely affects the Holder, without the express prior written consent of the Warrant Holder.

7.2	Corporation May Consolidate, etc. on Certain Terms

Nothing herein contained will prevent any consolidation, amalgamation or merger of the Corporation with or into any other corporation or corporations, or a conveyance or transfer of all or substantially all the properties and assets of the Corporation as an entirety, for fair value to any corporation lawfully entitled to acquire and operate the same; provided however that the corporation formed by such consolidation or into which such merger will have been made will be a corporation organized and existing under the laws of Canada or of the United States of America or any province, state, district or territory thereof. and will, simultaneously with such consolidation, amalgamation or merger, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation.

7.3	Successor Corporation Substituted

In case the Corporation will be consolidated, amalgamated or merged with or into any other corporation or corporations, the successor corporation formed by such consolidation or amalgamation, or into which the Corporation will have been merged, will succeed to and be substituted for the Corporation hereunder. Such changes in phraseology and form (but not in substance) may be made in this Warrant as may be appropriate in view of such consolidation, amalgamation or merger.

7.4	Additional Financing

Nothing herein contained will prevent the Corporation from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Corporation may deem appropriate.

7.5	Currency

All references to currency herein shall be in Canadian dollars.

7.6	Time

Time shall be of the essence hereof.

8.	RESALE RESTRICTIONS, LEGENDING OF CERTIFICATES

All certificates representing Shares issued on or before July 3, 2018 shall bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER Of THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JULY 3, 2018.”

The Warrants represented by this certificate and the Shares issuable upon the exercise hereof have not been registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”). The Warrants represented by this certificate may not be exercised by a U.S. Person or person within the United States (as defined in Regulation S of the U.S. Securities Act) or on behalf of any such person, unless registered under the U.S. Securities Act or unless an exemption from such registration is available. The holder, if a U.S. Person, acknowledges that in addition to the legends set out in paragraph 16(1) above, the Shares issuable upon exercise of the Warrants represented shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY (WARRANTS WILL INCLUDE: AND THE SECURITIES ISSUED UPON EXERCISE OF THESE WARRANTS) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘U.S. SECURITIES ACT’’) OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATIONS UNDER THE ACT, (C) INSIDE THE UNITED STATES (I) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE ACT OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (3) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION UNDER THE ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES OR SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTIONS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE ‘GOOD DELIVERY,’ MAY BE OBTAINED FROM THE CORPORATION OR ITS REPRESENTATIVE UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.